UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2006
NORDSON CORPORATION

(Exact name of registrant as specified in its charter)
OHIO

(State or other jurisdiction of incorporation or organization)

0-7977	34-0590250

(Commission file number)	(I.R.S. Employer Identification No.)
28601 Clemens Road, Westlake, Ohio

(Address of principal executive offices)
44145

(Zip Code)
(440) 892-1580

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Form 8-K/A Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported on Form 8-K filed on December 19, 2006 Nordson issued a press release announcing that it had completed the purchase of Dage Holdings, Limited on December 14, 2006.
In accordance with Item 9.01 (a) and (b) of Form 8-K, the report dated December 19, 2006 did not include the historical financial statements of Dage Holdings, Limited or the unaudited proforma combined financial information of Nordson Corporation reflecting the acquisition of Dage Holdings, Limited. This Form 8-K/A amends the current report on Form 8-K filed December 19, 2006 to include the following under Item 9.01 as required under Rule 3-05(b) and Article 11 of Regulation S-X:
•	Audited financial statements of Dage Holdings Limited for the year ended April 30, 2006 and unaudited financial statements of Dage Holdings Limited for the six months ended October 31, 2006, and

•	Unaudited pro forma financial information for the year ended October 31, 2006 reflecting the acquisition of Dage Holdings, Limited.
Item 9.01. Financial Statements and Exhibits
(a)	Financial statements of business acquired

Audited financial statements of Dage Holdings Limited for the year ended April 30, 2006, including report of independent auditors, consolidated profit and loss account, consolidated balance sheet, company balance sheet, consolidated cash flow statement, consolidated statement of total recognised gains and losses, and notes to the financial statements.

Unaudited financial statements of Dage Holdings Limited for the six months ended October 31, 2006, including consolidated profit and loss account, consolidated balance sheet, consolidated cash flow statement, consolidated statement of total recognised gains and losses, reconciliation of movement in shareholders’ funds, and notes to the financial statements.

(b)	Unaudited Pro Forma Financial Information

Unaudited proforma condensed combined financial information of Nordson Corporation and Dage Holdings Limited as follows:
•	Unaudited pro forma condensed combined balance sheet as of October 31, 2006,

•	Unaudited pro forma condensed combined income statement for the year ended October 31, 2006, and

•	Notes to unaudited pro forma condensed combined financial information.
(c)	Exhibits

99.1	Audited financial statements of Dage Holdings Limited for the year ended April 30, 2006

99.2	Unaudited financial statements of Dage Holdings Limited for the six months ended October 31, 2006

99.3	Unaudited pro forma condensed combined financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007	Nordson Corporation
	By:	/s/ Gregory A. Thaxton
Vice President, Controller

Form 8-K/A
Exhibit Index

Exhibit
Number

99.1	Audited financial statements of Dage Holdings Limited for the year ended April 30, 2006

99.2	Unaudited financial statements of Dage Holdings Limited for the six months ended October 31, 2006

99.3	Unaudited pro forma condensed combined financial information.